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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11123) of Allmerica Property & Casualty Companies, Inc. of our report dated February 3, 1997, except as to Notes 1 and 2, which are as of February 19, 1997, which appears in this Annual Report on Form 10-K.

                                                 /s/ Price Waterhouse LLP
                                          _____________________________________
                                                   Price Waterhouse LLP

Boston, Massachusetts
March 18, 1997